Exhibit 99.1

● ●
John R. Buran, President and CEO Commentary
Fourth Consecutive Quarter of Record Net Interest Income 1Q21 GAAP EPS of $0.60, Core EPS of $0.54; Reported NIM Up 10 bps, Core NIM Rises 3 bps QoQ

UNIONDALE, N.Y., April 27, 2021 (GLOBE NEWSWIRE) - “We are optimistic that as more people receive vaccines, local economic activity will improve. Our first quarter 2021 actions largely focused on helping our customers navigate an improving, but still challenging environment. Despite these challenges, we achieved our fourth consecutive quarter of record net interest income. We reduced loans in forbearance by 81% from their peak nearly a year ago, and while our forbearance programs will continue into 2022, borrowers’ fundamentals are improving. The recent steepening of the yield curve is a positive for us and we expect to capitalize on our robust loan pipeline. We continue to make investments in our technology platform and fintech partnerships, both of which are driving digital engagement.”

“First quarter of 2021 marked a continuation of the economic improvement in our local economies and the outlook is brighter than three months ago with continued vaccine rollouts and a steeper yield curve. We continue to assist customers during the pandemic by originating $123 million of PPP loans in the quarter and processing nearly $50 million in forgiveness over the life of the program.”

- John R. Buran, President and CEO

Record Net Interest Income; NIM Expansion. “Core NIM improved by 3 bps during the quarter as funding costs declined faster than asset yields. The steeper yield curve should mitigate pressure on asset yields while keeping funding costs low. However, we are preparing for an eventual rise in short term rates by extending the duration of our liabilities and utilizing forward swaps, the bulk of which begin in 2022. We focused our efforts on PPP this quarter and that impacted overall loan growth, which rose 2.4% (annualized) from fourth quarter 2020. We reported first quarter GAAP EPS of $0.60, which included improving fair value adjustments, partially offset by merger and other charges totaling $0.06 per share, net of tax. Adjusting for noncore items[1], first quarter core EPS was $0.54, up 184% year over year. The Empire integration is complete with 100% of the cost savings in our run rate. We are on track to achieve our 20% earnings accretion target for 2021.”

Strong Credit Quality. “We remain confident with our credit quality given the loan to value of 38% on our real estate dependent loans, improving delinquencies, lower criticized and classified assets, and our conservative underwriting standards.”

1Q21 Key Financial Metrics[1]

	1Q21	4Q20	3Q20	2Q20	1Q20
GAAP:
EPS	$0.60	$0.11	$0.50	$0.63	($0.05)
ROAA (%)	0.93	0.18	0.81	1.01	(0.08)
ROAE (%)	12.29	2.27	9.94	13.11	(0.96)
NIM FTE (%)	3.18	3.08	3.00	2.87	2.44
Core:
EPS	$0.54	$0.58	$0.56	$0.36	$0.19
ROAA (%)	0.83	0.92	0.91	0.57	0.31
ROAE (%)	10.96	11.67	11.22	7.39	3.82
Core NIM FTE (%)	3.06	3.03	2.98	2.89	2.56
Efficiency Ratio (%)	58.6	57.6	55.4	54.9	68.2
Credit Quality:
NPAs/Loans&REO (%)	0.31	0.31	0.42	0.34	0.29
LLRs/Loans (%)	0.67	0.67	0.65	0.61	0.47
LLRs/NPLs (%)	212.87	214.27	154.66	181.84	167.73
NCOs/Avg Loans (%)	0.17	0.04	0.06	0.07	0.08
Balance Sheet:
Avg Loans ($B)	$6.7	$6.4	$5.9	$5.9	$5.8
Avg Dep ($B)	$6.3	$5.5	$5.0	$5.0	$5.1
Book Value/Share	$20.65	$20.11	$20.78	$20.27	$19.48
Tangible BV/Share	$19.99	$19.45	$20.22	$19.71	$18.92
TCE/TA (%)	7.60	7.52	8.10	7.78	7.38

1 See “Reconciliation of GAAP Earnings and Core Earnings” and “Reconciliation of GAAP Net Interest Margin to Core and Base Net Interest Income and Net Interest Margin.”

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54001

1Q21 Highlights

●	Record net interest income up 9.3% QoQ and 49.2% YoY to $60.9 million, while core net interest income was up 7.0% QoQ and 36.5% YoY to $58.5 million due to Empire transaction and lower funding costs
●	Net interest margin rose 10 bps QoQ and 74 bps YoY to 3.18%, and core net interest margin up 3 bps QoQ and 50 bps YoY to 3.06% primarily due to lower funding costs
●	Average loans up 5.1% QoQ and 15.6% YoY to $6.7 billion, including $123.2 million of PPP originations
●	Average deposits rose 14.0% QoQ and 23.4% YoY to $6.3 billion, with core deposits 83% of total average deposits (including escrow deposits)
●	Loan pipeline rose 15.9% YoY to $375.8 million
●	Provision for credit losses of $2.8 million and net charge-offs of $2.9 million in 1Q21 largely the result of the $2.8 million charge-off for the remaining taxi medallion loans
●	NPAs were flat QoQ at $21.2 million; criticized and classified assets fell 11.9% to $63.1 million
●	Loans in forbearance were 4.4% of total loans and only 1.7% of loans excluding loans making interest only payments

Income Statement Highlights

						Y/Y	Q/Q
($000s, except EPS)	1Q21	4Q20	3Q20	2Q20	1Q20	Change	Change

Net Interest Income	$60,892	$55,732	$49,924	$48,717	$40,826	49.2%	9.3%
Provision for Credit Losses	2,820	3,862	2,470	9,619	7,178	(60.7)	(27.0)
Non-interest Income (Loss)	6,311	(1,181)	1,351	13,737	(2,864)	NM	NM
Non-interest Expense	38,159	46,811	29,985	28,755	32,380	17.8	(18.5)
Income (Loss) Before Income Taxes	26,224	3,878	18,820	24,080	(1,596)	NM	NM
Provision (Benefit) for Income Taxes	7,185	417	4,489	5,808	(206)	NM	NM
Net Income (Loss)	$19,039	$3,461	$14,331	$18,272	($1,390)	NM	NM
Diluted EPS	$0.60	$0.11	$0.50	$0.63	($0.05)	NM	NM
Avg. Diluted Shares (000s)	31,604	30,603	28,874	28,867	28,853	9.5	3.3

Core Net Income[1]	$16,973	$17,784	$16,168	$10,297	$5,500	208.6	(4.6)
Core EPS[1]	$0.54	$0.58	$0.56	$0.36	$0.19	184.2	(6.9)

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income for 1Q21 was $60.9 million, an increase of 49.2% YoY and 9.3% QoQ (Empire contributed $6.1 million in 1Q21 and $4.2 million in 4Q20).

●	Net interest margin of 3.18%, increased 74 bps YoY and 10 bps QoQ; net purchase accounting accretion was $0.9 million in 1Q21 and not meaningful in 4Q20
●	Prepayment penalty income from loans and securities, net reversals and recoveries of interest from non-accrual loans, net gains (losses) from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $3.3 million (17 bps) in 1Q21, $2.1 million (11 bps) in 4Q20, $1.7 million (11 bps) in 3Q20, $0.4 million (2 bps) in 2Q20, and $(0.9) million ((5) bps) in 1Q20
●	Excluding these items, net interest margin was 3.01% in 1Q21, 2.97% in 4Q20, 2.89% in 3Q20, 2.85% in 2Q20, and 2.49% in 1Q20, or an increase of 52 bps YoY and 4 bps QoQ

The Company recorded a provision for credit losses of $2.8 million in 1Q21, compared to $3.9 million in 4Q20, $2.5 million in 3Q20, $9.6 million in 2Q20, and $7.2 million in 1Q20.

●	1Q21 provision for credit losses was driven by the charge-off of the total remaining taxi medallion portfolio of $2.8 million; excluding the taxi medallion portfolio, net charge-offs were only $0.1 million
●	Net charge-offs were $2.9 million in 1Q21, $0.6 million in 4Q20, $0.8 million in 3Q20, $1.0 million in 2Q20, and $1.1 million in 1Q20

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54002

Non-interest income (loss) for 1Q21 was $6.3 million versus $(1.2) million in 4Q20, $1.4 million in 3Q20, $13.7 million in 2Q20, and $(2.9) million in 1Q20.

●	Non-interest income (loss) included net gains (losses) from fair value adjustments of $1.0 million ($0.02 per share, net of tax) in 1Q21, $(4.1) million ($(0.11) per share, net of tax) in 4Q20, $(2.2) million ($(0.06) per share, net of tax) in 3Q20, $10.2 million ($0.27 per share, net of tax) in 2Q20, and $(6.0) million ($(0.15) per share, net of tax) in 1Q20
●	The net gain on the disposition of assets was $0.6 million in 1Q21 ($0.01 per share, net of tax); losses on the sale of investment securities were $0.6 million ($0.02 per share, net of tax) in 4Q20 and less than $0.1 million (less than $0.01 per share, net of tax) in both 2Q20 and 1Q20;
●	Absent all above items, non-interest income was $4.7 million in 1Q21, up 48.7% YoY and 32.3% QoQ and was primarily driven by strong customer swap activity

Non-interest expense was $38.2 million in 1Q21 compared to $46.8 million in 4Q20, $30.0 million in 3Q20, $28.8 million in 2Q20, and $32.4 million in 1Q20.

●	1Q21 non-interest expense includes $1.0 million of pre-tax merger charges ($0.02 per share, net of tax) and $0.1 million of core deposit intangible amortization and other purchase accounting adjustments (less than $0.01 per share net of tax)
●	4Q20 non-interest expense includes $5.3 million pre-tax merger charges ($0.14 per share, net of tax) and $7.8 million pre-tax debt prepayment penalties ($0.20 per share, net of tax)
●	3Q20, 2Q20, and 1Q20 non-interest expense includes $0.4 million of merger charges ($0.01 per share, net of tax), $0.2 million ($0.01 per share, net of tax), and $0.9 million ($0.02 per share, net of tax), respectively
●	Excluding the above items, core operating expenses were $37.1 million in 1Q21, up 17.8% YoY and 10.5% QoQ; Empire contributed $1.9 million in 1Q21 and $1.7 million in 4Q20
●	There were $3.3 million of seasonal compensation expenses in 1Q21 (compared to $3.0 million a year ago) that are not expected to repeat in 2Q21
●	The ratio of core operating expense to average assets was 1.82% in 1Q21, 1.74% in 4Q20, 1.67% in 3Q20, 1.59% in 2Q20, and 1.77% in 1Q20
●	The efficiency ratio was 58.6% in 1Q21, 57.6% in 4Q20, 55.4% in 3Q20, 54.9% in 2Q20, and 68.2% in 1Q20

The provision (benefit) for income taxes was $7.2 million in 1Q21 versus $0.4 million in 4Q20, $4.5 million in 3Q20, $5.8 million in 2Q20, and $(0.2) million in 1Q20.

●	Pre-tax income (loss) was $26.2 million in 1Q21, compared to $3.9 million in 4Q20, $18.8 million in 3Q20, $24.1 million in 2Q20, and $(1.6) million in 1Q20
●	The effective tax rate was 27.4% in 1Q21, 10.8% in 4Q20, 23.9% in 3Q20, 24.1% in 2Q20, and 12.9% in 1Q20
●	New York State passed a law increasing the state tax rate to 7.25% from 6.5% on April 19, 2021; with this change, we now expect the effective tax rate to approximate 27% in 2021

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54003

Balance Sheet, Credit Quality, and Capital Highlights

						Y/Y		Q/Q
($000s, except per share data)	1Q21	4Q20	3Q20	2Q20	1Q20	Change		Change
Loans And Deposits
Period End Loans, net	$6,700	$6,660	$5,903	$5,947	$5,904	13.5%		0.6%
Average Deposits	6,285	5,515	4,999	5,043	5,094	23.4		14.0

Credit Quality
Nonperforming Loans	$21,186	$21,073	$24,792	$20,188	$16,752	26.5%		0.5%
Nonperforming Assets	21,221	21,108	24,827	20,431	16,995	24.9		0.5
Criticized and Classified Assets	63,130	71,691	42,181	48,712	34,199	84.6		(11.9)
Allowance for Credit Losses/Loans (%)	0.67	0.67	0.65	0.61	0.47	20	bps	-	bps

Capital
Book Value/Share	$20.65	$20.11	$20.78	$20.27	$19.48	6.0%		2.7%
Tangible Book Value/Share	19.99	19.45	20.22	19.71	18.92	5.7		2.8
Tang. Common Equity/Tang. Assets (%)	7.60	7.52	8.10	7.78	7.38	22	bps	8	bps
Leverage Ratio (%)	8.44	8.38	9.03	8.64	8.59	(15)		6

Net loans held for investment were $6.7 billion, an increase of 13.5% YoY and 0.6% QoQ.

●	SBA Paycheck Protection Program (“PPP”) loans were $251.0 million at 1Q21, compared to $151.9 million at 4Q20, $111.6 million at 3Q20, and $93.2 million at 2Q20, as we supported our customers with the second round of PPP originations and forgiveness, with originations totaling $123.2 million in 1Q21
●	Total loan closings were $322.9 million (including $123.2 million from PPP) in 1Q21 versus $316.0 million in 4Q20, $155.6 million in 3Q20, $233.8 million in 2Q20, and $298.7 million in 1Q20
●	The loan pipeline was $375.8 million at March 31, 2021, compared to $324.4 million a year ago

Average Deposits totaled $6.3 billion, rising 23.4% YoY and 14.0% QoQ, partially due to customer growth, the Empire transaction, and unused PPP funds.

●	Core deposits (non-CD deposits) were 82.5% of total average deposits (including escrow deposits) in 1Q21, compared to 75.1% a year ago
●	With the steepening of the yield curve, we have extended the duration of our funding liabilities to prepare for rising short term rates

Credit Quality; Non-performing loans totaled $21.2 million compared to $21.1 million in 4Q20 and $16.8 million in 1Q20.

●	Non-performing assets totaled $21.2 million, flat QoQ, but up 24.9% YoY
●	Criticized and classified assets totaled $63.1 million in 1Q21, compared to $71.7 million in 4Q20, and $34.2 million in 1Q20; the QoQ decline was primarily due to improved borrowers’ fundamentals, while the YoY rise related to the impacts of the pandemic
●	Loans classified as troubled debt restructured (TDR) totaled $15.2 million, versus $15.7 million in 4Q20, and $6.3 million a year ago
●	Active COVID-19 forbearances totaled 116 loans with a principal balance of $295.5 million at March 31 2021, with 61% making interest payments; approximately 25% of these loans are scheduled to exit forbearance in 2Q21, 15% in 3Q21, and 43% in 4Q21
●	Over 85% of gross loans are collateralized by real estate and these loans have a loan-to-value ratio of 38% as of March 31, 2021
●	Allowance for credit losses were 0.67% of loans in 1Q21 compared to 0.67% in 4Q20 and 0.47% a year ago

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54004

Capital; Book value per common share increased to $20.65 in 1Q21, compared to $20.11 in 4Q20 and $19.48 in 1Q20; tangible book value per common share, a non-GAAP measure, improved to $19.99 in 1Q21, versus $19.45 in 4Q20, and $18.92 in 1Q20.

●	The Company paid a dividend of $0.21 per share in 1Q21 and did not repurchase any shares in the quarter; up to 284,806 shares remained subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.60% in 1Q21 compared to 7.38% a year ago
●	The Company and the Bank remain well capitalized under all applicable regulatory requirements
●	The leverage ratio was 8.44% in 1Q21 versus 8.59% in 1Q20

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54005

Conference Call Information And Future Earnings Release Dates

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer, will host a conference call tomorrow, Wednesday, April 28, 2021 at 9:30 AM (ET) to discuss the Company’s first quarter 2021 results and strategy.
●	Dial-in for Live Call: 1-877-509-5836
●	Webcast: https://services.choruscall.com/links/ffic210428.html
●	Dial-in for Replay: 1-877-344-7529
●	Replay Access Code: 10151631
●	The conference call will be simultaneously webcast and archived through April 28, 2022.

Future Earnings Release Dates:

The Company plans to release quarterly financial results on the following dates:

Second Quarter 2021 after the market close on July 27, 2021; conference call at 9:30 AM (ET) on July 28, 2021.

Third Quarter 2021 after the market close on October 26, 2021; conference call at 9:30 AM (ET) on October 27, 2021.

A detailed announcement will be issued prior to each quarter’s close confirming the date and time of the earnings release and conference call for that quarter.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, a New York State-chartered commercial bank insured by the Federal Deposit Insurance Corporation. The Bank serves consumers, businesses, professionals, corporate clients, and public entities by offering a full complement of deposit, loan, equipment finance, and cash management services through its banking offices located in Queens, Brooklyn, Manhattan, and on Long Island. As a leader in real estate lending, the Bank’s experienced lending team creates mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. Flushing Bank is an Equal Housing Lender. The Bank also operates an online banking division consisting of iGObanking.com®, which offers competitively priced deposit products to consumers nationwide, and BankPurely®, an eco-friendly, healthier lifestyle community brand.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at http://www.flushingbank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.flushingbank.com under investor relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54006

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands, except per share data)	2021		2020		2020		2020		2020
Performance Ratios (1)
Return on average assets	0.93%		0.18%		0.81%		1.01%		(0.08)%
Return on average equity	12.29		2.27		9.94		13.11		(0.96)
Yield on average interest-earning assets (2)	3.77		3.82		3.84		3.81		3.98
Cost of average interest-bearing liabilities	0.69		0.86		0.98		1.09		1.74
Cost of funds	0.61		0.77		0.89		0.99		1.61
Net interest rate spread during period (2)	3.08		2.96		2.86		2.72		2.24
Net interest margin (2)	3.18		3.08		3.00		2.87		2.44
Non-interest expense to average assets	1.87		2.43		1.69		1.60		1.82
Efficiency ratio (3)	58.58		57.56		55.37		54.92		68.21
Average interest-earning assets to average interest-bearing liabilities	1.18	X	1.17	X	1.16	X	1.15	X	1.13	X

Average Balances
Total loans, net	$6,700,476		$6,375,516		$5,904,051		$5,946,412		$5,794,866
Total interest-earning assets	7,667,217		7,243,472		6,675,896		6,809,835		6,719,857
Total assets	8,147,714		7,705,407		7,083,028		7,206,059		7,106,998
Total due to depositors	5,361,619		4,708,760		4,353,560		4,395,228		4,578,793
Total interest-bearing liabilities	6,475,843		6,169,574		5,731,899		5,912,774		5,951,925
Stockholders' equity	619,647		609,463		576,512		557,414		576,597

Per Share Data
Book value per common share (4)	$20.65		$20.11		$20.78		$20.27		$19.48
Tangible book value per common share (5)	$19.99		$19.45		$20.22		$19.71		$18.92

Stockholders' Equity
Stockholders' equity	$639,201		$618,997		$586,406		$571,921		$549,683
Tangible stockholders' equity	618,839		598,476		570,571		556,086		533,848

Consolidated Regulatory Capital Ratios
Tier 1 capital	$679,343		$662,987		$630,380		$617,620		$610,898
Common equity Tier 1 capital	636,071		621,247		593,344		583,238		567,306
Total risk-based capital	806,922		794,034		740,499		726,291		712,761
Risk Weighted Assets	6,281,136		6,287,598		5,381,938		5,406,104		5,418,219

Tier 1 leverage capital (well capitalized = 5%)	8.44%		8.38%		9.03%		8.64%		8.59%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.13		9.88		11.02		10.79		10.47
Tier 1 risk-based capital (well capitalized = 8.0%)	10.82		10.54		11.71		11.42		11.28
Total risk-based capital (well capitalized = 10.0%)	12.85		12.63		13.76		13.43		13.16

Capital Ratios
Average equity to average assets	7.61%		7.91%		8.14%		7.74%		8.11%
Equity to total assets	7.83		7.76		8.30		7.98		7.59
Tangible common equity to tangible assets (6)	7.60		7.52		8.10		7.78		7.38

Asset Quality
Non-accrual loans (7)	$18,604		$18,325		$24,792		$20,038		$16,752
Non-performing loans	21,186		21,073		24,792		20,188		16,752
Non-performing assets	21,221		21,108		24,827		20,431		16,995
Net charge-offs	2,865		646		837		1,007		1,149

Asset Quality Ratios
Non-performing loans to gross loans	0.31%		0.31%		0.42%		0.34%		0.28%
Non-performing assets to total assets	0.26		0.26		0.35		0.29		0.23
Allowance for loan losses to gross loans	0.67		0.67		0.65		0.61		0.47
Allowance for loan losses to non-performing assets	212.52		213.91		154.44		179.68		165.32
Allowance for loan losses to non-performing loans	212.87		214.27		154.66		181.85		167.73
Net charge-offs to average loans	0.17		0.04		0.06		0.07		0.08

Full-service customer facilities	25		25		20		20		20

(see footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54007

(1) Ratios are presented on an annualized basis, where appropriate.

(2) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

(3) Efficiency ratio, a non-GAAP measure, was calculated by dividing non-interest expense (excluding merger expense, OREO expense, prepayment penalty on borrowings, the net gain/loss from the sale of OREO and net amortization of purchase accounting adjustments) by the total of net interest income (excluding net gains and losses from fair value adjustments on qualifying hedges and net amortization of purchase accounting adjustments) and non-interest income (excluding life insurance proceeds, net gains and losses from the sale or disposition of securities, assets and fair value adjustments).

(4) Calculated by dividing stockholders’ equity by shares outstanding.

(5) Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets (goodwill, net of deferred taxes). See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6) See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(7) Excludes performing non-accrual TDR loans.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands, except per share data)	2021	2020	2020	2020	2020
Interest and Dividend Income
Interest and fees on loans	$69,021	$66,120	$60,367	$60,557	$61,109
Interest and dividends on securities:
Interest	3,072	2,813	3,525	4,182	5,256
Dividends	8	8	9	11	15
Other interest income	36	30	13	22	290
Total interest and dividend income	72,137	68,971	63,914	64,772	66,670

Interest Expense
Deposits	6,105	6,470	7,093	9,971	18,778
Other interest expense	5,140	6,769	6,897	6,084	7,066
Total interest expense	11,245	13,239	13,990	16,055	25,844

Net Interest Income	60,892	55,732	49,924	48,717	40,826
Provision for credit losses	2,820	3,862	2,470	9,619	7,178
Net Interest Income After Provision for Credit Losses	58,072	51,870	47,454	39,098	33,648

Non-interest Income
Banking services fee income	2,725	1,442	1,316	944	798
Net loss on sale of securities	—	(610)	—	(54)	(37)
Net gain on sale of loans	31	6	—	—	42
Net gain on disposition of assets	621	—	—	—	—
Net gain (loss) from fair value adjustments	982	(4,129)	(2,225)	10,205	(5,993)
Federal Home Loan Bank of New York stock dividends	689	734	874	881	964
Life insurance proceeds	—	—	—	659	—
Bank owned life insurance	997	1,016	923	932	943
Other income	266	360	463	170	419
Total non-interest income (loss)	6,311	(1,181)	1,351	13,737	(2,864)

Non-interest Expense
Salaries and employee benefits	22,664	22,089	17,335	16,184	18,620
Occupancy and equipment	3,367	3,446	3,021	2,827	2,840
Professional services	2,400	2,463	2,064	1,985	2,862
FDIC deposit insurance	1,213	562	727	737	650
Data processing	2,109	3,411	1,668	1,813	1,694
Depreciation and amortization	1,639	1,579	1,542	1,555	1,536
Other real estate owned/foreclosure (recoveries) expense	(10)	95	240	45	(164)
Net loss from sales of real estate owned	—	—	5	—	31
Prepayment penalty on borrowings	—	7,834	—	—	—
Other operating expenses	4,777	5,332	3,383	3,609	4,311
Total non-interest expense	38,159	46,811	29,985	28,755	32,380

Income (loss) Before Income Taxes	26,224	3,878	18,820	24,080	(1,596)

Provision (benefit) for Income Taxes
Federal	5,071	533	3,359	4,307	989
State and local	2,114	(116)	1,130	1,501	(1,195)
Total taxes	7,185	417	4,489	5,808	(206)

Net Income (loss)	$19,039	$3,461	$14,331	$18,272	$(1,390)

Basic earnings (loss) per common share	$0.60	$$0.11	$$0.50	$$0.63	$($0.05)
Diluted earnings (loss) per common share	$0.60	$$0.11	$$0.50	$$0.63	$($0.05)
Dividends per common share	$$0.21	$$0.21	$$0.21	$$0.21	$$0.21

Basic average shares	31,604	30,603	28,874	28,867	28,853
Diluted average shares	31,604	30,603	28,874	28,867	28,853

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
ASSETS
Cash and due from banks	$174,420	$157,388	$75,560	$84,754	$157,184
Securities held-to-maturity:
Mortgage-backed securities	7,909	7,914	7,919	7,924	7,929
Other securities	49,912	49,918	50,252	50,078	50,225
Securities available for sale:
Mortgage-backed securities	518,781	404,460	386,235	442,507	489,556
Other securities	242,440	243,514	234,721	232,803	225,856
Loans	6,745,316	6,704,674	5,941,398	5,983,275	5,932,088
Allowance for loan losses	(45,099)	(45,153)	(38,343)	(36,710)	(28,098)
Net loans	6,700,217	6,659,521	5,903,055	5,946,565	5,903,990
Interest and dividends receivable	44,941	44,041	36,068	30,219	25,526
Bank premises and equipment, net	27,498	28,179	25,766	27,018	27,899
Federal Home Loan Bank of New York stock	41,498	43,439	57,119	56,400	74,000
Bank owned life insurance	182,707	181,710	158,701	157,779	158,655
Goodwill	17,636	17,636	16,127	16,127	16,127
Other real estate owned, net	—	—	—	208	208
Core deposit intangibles	3,013	3,172	—	—	—
Right of use asset	53,802	50,743	42,326	38,303	39,729
Other assets	94,410	84,759	69,207	71,974	68,526
Total assets	$8,159,184	$7,976,394	$7,063,056	$7,162,659	$7,245,410

LIABILITIES
Deposits	$6,326,577	$6,090,733	$4,906,359	$5,049,874	$4,828,435
Mortgagors' escrow deposits	74,348	45,622	57,136	48,525	73,051
Borrowed funds	948,920	1,020,895	1,323,975	1,305,187	1,617,582
Operating lease liability	58,080	59,100	49,737	45,897	47,726
Other liabilities	112,058	141,047	139,443	141,255	128,933
Total liabilities	7,519,983	7,357,397	6,476,650	6,590,738	6,695,727

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	315	315	315
Additional paid-in capital	260,019	261,533	227,877	226,901	225,893
Treasury stock	(65,479)	(69,400)	(69,409)	(69,436)	(69,540)
Retained earnings	455,023	442,789	445,931	437,663	425,455
Accumulated other comprehensive loss, net of taxes	(10,703)	(16,266)	(18,308)	(23,522)	(32,440)
Total stockholders' equity	639,201	618,997	586,406	571,921	549,683

Total liabilities and stockholders' equity	$8,159,184	$7,976,394	$7,063,056	$7,162,659	$7,245,410

(In thousands)
Issued shares	34,088	34,088	31,531	31,531	31,531
Outstanding shares	30,954	30,776	28,218	28,217	28,214
Treasury shares	3,133	3,312	3,312	3,313	3,317

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2021	2020	2020	2020	2020
Interest-earning Assets:
Mortgage loans, net	$5,155,975	$5,010,097	$4,721,742	$4,762,068	$4,697,531
Other loans, net	1,544,501	1,365,419	1,182,309	1,184,344	1,097,335
Total loans, net	6,700,476	6,375,516	5,904,051	5,946,412	5,794,866
Taxable securities:
Mortgage-backed securities	433,917	413,875	413,902	465,365	507,912
Other securities	300,828	266,663	243,754	243,867	243,726
Total taxable securities	734,745	680,538	657,656	709,232	751,638
Tax-exempt securities:
Other securities	50,828	50,768	51,652	60,280	63,535
Total tax-exempt securities	50,828	50,768	51,652	60,280	63,535
Interest-earning deposits and federal funds sold	181,168	136,650	62,537	93,911	109,818
Total interest-earning assets	7,667,217	7,243,472	6,675,896	6,809,835	6,719,857
Other assets	480,497	461,935	407,132	396,224	387,141
Total assets	$8,147,714	$7,705,407	$7,083,028	$7,206,059	$7,106,998

Interest-bearing Liabilities:
Deposits:
Savings accounts	$170,079	$163,382	$160,100	$188,587	$194,026
NOW accounts	2,183,356	1,924,840	1,625,109	1,440,147	1,419,739
Money market accounts	1,905,543	1,507,245	1,461,996	1,580,652	1,697,783
Certificate of deposit accounts	1,102,641	1,113,293	1,106,355	1,185,842	1,267,245
Total due to depositors	5,361,619	4,708,760	4,353,560	4,395,228	4,578,793
Mortgagors' escrow accounts	65,372	75,005	55,868	87,058	65,503
Total interest-bearing deposits	5,426,991	4,783,765	4,409,428	4,482,286	4,644,296
Borrowings	1,048,852	1,385,809	1,322,471	1,430,488	1,307,629
Total interest-bearing liabilities	6,475,843	6,169,574	5,731,899	5,912,774	5,951,925
Non interest-bearing demand deposits	858,080	731,170	589,674	560,637	449,761
Other liabilities	194,144	195,200	184,943	175,234	128,715
Total liabilities	7,528,067	7,095,944	6,506,516	6,648,645	6,530,401
Equity	619,647	609,463	576,512	557,414	576,597
Total liabilities and equity	$8,147,714	$7,705,407	$7,083,028	$7,206,059	$7,106,998

Net interest-earning assets	$1,191,374	$1,073,898	$943,997	$897,061	$767,932

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended
	March 31,		December 31,		September 30,		June 30,		March 31,
(Dollars in thousands)	2021		2020		2020		2020		2020
Interest Income:
Mortgage loans, net	$55,219		$53,777		$49,814		$49,719		$49,412
Other loans, net	13,802		12,343		10,553		10,838		11,697
Total loans, net	69,021		66,120		60,367		60,557		61,109
Taxable securities:
Mortgage-backed securities	1,698		1,435		1,928		2,327		3,040
Other securities	963		957		1,166		1,358		1,697
Total taxable securities	2,661		2,392		3,094		3,685		4,737
Tax-exempt securities:
Other securities	530		543		557		643		676
Total tax-exempt securities	530		543		557		643		676
Interest-earning deposits and federal funds sold	36		30		13		22		290
Total interest-earning assets	72,248		69,085		64,031		64,907		66,812
Interest Expense:
Deposits:
Savings accounts	$75		$75		$65		$74		$281
NOW accounts	1,706		1,320		1,242		2,099		4,648
Money market accounts	2,100		2,010		2,108		3,208		7,042
Certificate of deposit accounts	2,222		3,065		3,700		4,564		6,767
Total due to depositors	6,103		6,470		7,115		9,945		18,738
Mortgagors' escrow accounts	2		—		(22)		26		40
Total interest-bearing deposits	6,105		6,470		7,093		9,971		18,778
Borrowings	5,140		6,769		6,897		6,084		7,066
Total interest-bearing liabilities	11,245		13,239		13,990		16,055		25,844
Net interest income- tax equivalent	$61,003		$55,846		$50,041		$48,852		$40,968
Included in net interest income above:
Prepayment penalties received on loans and securities and net of reversals and recovered interest from non-accrual loans	$947		$1,093		$1,518		$776		$1,189
Net gains/(losses) from fair value adjustments on qualifying hedges included in loan interest income	1,427		1,023		230		(365)		(2,073)
Purchase accounting adjustments	922		11		—		—		—
Interest-earning Assets Yields:
Mortgage loans, net	4.28%		4.29%		4.22%		4.18%		4.21%
Other loans, net	3.57		3.62		3.57		3.66		4.26
Total loans, net	4.12		4.15		4.09		4.07		4.22
Taxable securities:
Mortgage-backed securities	1.57		1.39		1.86		2.00		2.39
Other securities	1.28		1.44		1.91		2.23		2.79
Total taxable securities	1.45		1.41		1.88		2.08		2.52
Tax-exempt securities: (1)
Other securities	4.17		4.28		4.31		4.27		4.26
Total tax-exempt securities	4.17		4.28		4.31		4.27		4.26
Interest-earning deposits and federal funds sold	0.08		0.09		0.08		0.09		1.06
Total interest-earning assets	3.77%		3.82%		3.84%		3.81%		3.98%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.18%		0.18%		0.16%		0.16%		0.58%
NOW accounts	0.31		0.27		0.31		0.58		1.31
Money market accounts	0.44		0.53		0.58		0.81		1.66
Certificate of deposit accounts	0.81		1.10		1.34		1.54		2.14
Total due to depositors	0.46		0.55		0.65		0.91		1.64
Mortgagors' escrow accounts	0.01		—		(0.16)		0.12		0.24
Total interest-bearing deposits	0.45		0.54		0.64		0.89		1.62
Borrowings	1.96		1.95		2.09		1.70		2.16
Total interest-bearing liabilities	0.69%		0.86%		0.98%		1.09%		1.74%

Net interest rate spread (tax equivalent)	3.08%		2.96%		2.86%		2.72%		2.24%
Net interest margin (tax equivalent)	3.18%		3.08%		3.00%		2.87%		2.44%
Ratio of interest-earning assets to interest-bearing liabilities	1.18	X	1.17	X	1.16	X	1.15	X	1.13	X

(1) Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						March 2021 vs.	March 2021 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	December 2020	March 2020
(Dollars in thousands)	2021	2020	2020	2020	2020	% Change	% Change
Deposits
Non-interest bearing	$917,189	$778,672	$607,954	$581,881	$489,198	17.8%	87.5%
Interest bearing:
Certificate of deposit accounts	1,070,595	1,138,361	1,051,644	1,135,977	1,172,381	(6.0)	(8.7)
Savings accounts	170,272	168,183	160,294	184,895	192,192	1.2	(11.4)
Money market accounts	1,990,656	1,682,345	1,381,552	1,474,880	1,597,109	18.3	24.6
NOW accounts	2,177,865	2,323,172	1,704,915	1,672,241	1,377,555	(6.3)	58.1
Total interest-bearing deposits	5,409,388	5,312,061	4,298,405	4,467,993	4,339,237	1.8	24.7

Total deposits	$6,326,577	$6,090,733	$4,906,359	$5,049,874	$4,828,435	3.9%	31.0%

Loan Composition

						March 2021 vs.	March 2021 vs.
	March 31,	December 31,	September 30,	June 30,	March 31,	December 2020	March 2020
(Dollars in thousands)	2021	2020	2020	2020	2020	% Change	% Change
Loans held for investment:
Multi-family residential	$2,525,967	$2,533,952	$2,252,757	$2,285,555	$2,272,343	(0.3)%	11.2%
Commercial real estate	1,721,702	1,754,754	1,636,659	1,646,085	1,664,934	(1.9)	3.4
One-to-four family ― mixed-use property	595,431	602,981	585,159	591,347	592,109	(1.3)	0.6
One-to-four family ― residential	239,391	245,211	191,011	184,741	189,774	(2.4)	26.1
Co-operative apartments	7,965	8,051	8,132	8,423	8,493	(1.1)	(6.2)
Construction	61,528	83,322	63,567	69,433	66,727	(26.2)	(7.8)
Mortgage Loans	5,151,984	5,228,271	4,737,285	4,785,584	4,794,380	(1.5)	7.5

Small Business Administration (1)	267,120	167,376	124,649	106,813	14,076	59.6	1,797.7
Taxi medallion	—	2,757	2,317	3,269	3,281	(100.0)	(100.0)
Commercial business and other	1,326,657	1,303,225	1,063,429	1,073,623	1,104,967	1.8	20.1
Non-mortgage loans	1,593,777	1,473,358	1,190,395	1,183,705	1,122,324	8.2	42.0

Net unamortized premiums and unearned loan fees (2)	(445)	3,045	13,718	13,986	15,384	(114.6)	(102.9)
Allowance for loan losses	(45,099)	(45,153)	(38,343)	(36,710)	(28,098)	(0.1)	60.5
Net loans	$6,700,217	$6,659,521	$5,903,055	$5,946,565	$5,903,990	0.6%	13.5%

(1) Includes $251.0 million, $151.9 million, $111.6 million and $93.2 million of PPP loans at March, 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.

(2) Includes $10.5 million and $11.3 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at March 31, 2021 and December 31, 2020, respectively.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS, RATES, and FORBEARANCE DETAIL

(Unaudited)

Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(In thousands)	2021	2020	2020	2020	2020
Multi-family residential	$58,553	$52,024	$33,733	$59,654	$67,318
Commercial real estate	17,156	57,634	26,644	8,003	99,571
One-to-four family – mixed-use property	8,712	9,692	3,867	8,117	13,455
One-to-four family – residential	3,131	8,422	2,296	2,674	8,413
Co-operative apartments	—	—	—	—	704
Construction	7,123	6,869	5,420	2,821	6,749
Mortgage Loans	94,675	134,641	71,960	81,269	196,210

Small Business Administration (1)	125,093	598	18,456	93,241	57
Commercial business and other	103,118	180,787	65,160	59,287	102,448
Non-mortgage Loans	228,211	181,385	83,616	152,528	102,505

Total	$322,886	$316,026	$155,576	$233,797	$298,715

(1) Includes $123.2 million, $18.4 million and $93.2 million of PPP closings for the three months ended March 31, 2021, September 30, 2020 and June 30, 2020, respectively.

Weighted Average Rate on Loan Closings

	For the three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
Loan type	2021	2020	2020	2020	2020
Mortgage loans	3.47%	3.47%	3.56%	3.79%	3.93%
Non-mortgage loans	2.26	3.37	2.81	1.99	4.23
Total loans	2.62%	3.41%	3.16%	2.62%	4.03%

Excluding PPP loans	3.62%	3.41%	3.45%	3.71%	4.03%

Forbearance Detail

•	Loans paying interest only comprise 61% of forbearance loans; excluding this forbearance loans were only 1.7% of loans

(Dollars in thousands)	Forbearances (1)		Backed by Mortgages (1)
	Balance	% of Sector	Balance	% of Forbearances	LTV
Higher Risk Segments
Restaurants and Catering Halls	$15,578	17.0%	$15,578	100.0%	31.6%
Hotels	107,867	56.6	107,867	100.0	50.3
Travel and Leisure	37,670	21.0	37,670	100.0	36.9
Retail Services (2)	12,046	6.5	3,169	26.3	36.9
CRE - Single Tenant	275	0.2	275	100.0	51.9
CRE - Strip Mall	9,785	3.4	9,785	100.0	47.3
Transportation (2)	7,463	4.9	—	—	—
Contractors (2)	2,131	0.6	723	33.9	58.3
Schools and Child Care	10,260	14.4	10,260	100.0	55.5
Subtotal	$203,075	10.5%	$185,327	91.3%	44.6%

Lower Risk Segments	$92,452	1.9%	$90,404	97.8%	33.8%

Total	$295,527	4.4%	$275,731	93.3%	40.4%

(1)	Represents dollar amount granted at modification
(2)	Loans not backed by mortgages are collateralized by equipment

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Loan Losses

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
Allowance for loan losses
Beginning balances	$45,153	$38,343	$36,710	$28,098	$21,751
Adoption of Current Expected Credit Losses	—	—	—	—	379

Multi-family residential	33	(11)	(14)	(7)	(6)
Commercial real estate	64	—	—	—	—
One-to-four family – mixed-use property	19	—	(60)	3	(78)
One-to-four family – residential	(5)	(2)	(2)	(3)	(5)
Small Business Administration	(10)	(3)	(47)	165	(7)
Taxi medallion	2,758	124	951	—	—
Commercial business and other	6	538	9	849	1,245
Total net loan charge-offs	2,865	646	837	1,007	1,149

Provision for loan losses	2,811	3,357	2,470	9,619	7,117
Allowance recorded at the time of Acquisition	—	4,099	—	—	—

Ending balance	$45,099	$45,153	$38,343	$36,710	$28,098

Gross charge-offs	$2,922	$752	$964	$1,030	$1,259
Gross recoveries	57	106	127	23	110

Allowance for loan losses to gross loans	0.67%	0.67%	0.65%	0.61%	0.47%
Net loan charge-offs to average loans	0.17	0.04	0.06	0.07	0.08

Non-Performing Assets

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
Loans 90 Days Or More Past Due and Still Accruing:
Multi-family residential	$201	$201	$—	$—	$—
Commercial real estate	—	2,547	—	—	—
Construction	2,381	—	—	—	—
Commercial business and other	—	—	—	150	—
Total	2,582	2,748	—	150	—

Non-accrual Loans:
Multi-family residential	4,338	2,524	2,661	3,688	2,741
Commercial real estate	8	1,683	2,657	2,671	8
One-to-four family - mixed-use property (1)	2,355	1,366	1,366	2,511	607
One-to-four family - residential	7,335	5,854	6,454	6,412	5,158
Small Business Administration	1,151	1,151	1,151	1,321	1,518
Taxi medallion(1)	—	2,317	2,218	1,757	1,761
Commercial business and other(1)	3,417	3,430	8,285	1,678	4,959
Total	18,604	18,325	24,792	20,038	16,752

Total Non-performing Loans	21,186	21,073	24,792	20,188	16,752

Other Non-performing Assets:
Real estate acquired through foreclosure	—	—	—	208	208
Other asset acquired through foreclosure	35	35	35	35	35
Total	35	35	35	243	243

Total Non-performing Assets	$21,221	$21,108	$24,827	$20,431	$16,995

Non-performing Assets to Total Assets	0.26%	0.26%	0.35%	0.29%	0.23%
Allowance For Loan Losses to Non-performing Loans	212.9%	214.3%	154.7%	181.8%	167.7%

(1) Not included in the above analysis are non-accrual performing TDR one-to-four family mixed use property loans totaling $0.3 million each in 1Q21, 4Q20 and 3Q20; non-accrual performing TDR taxi medallion loans totaling $0.4 million in 4Q20, $0.1 million in 3Q20, $1.5 million in 2Q20, and $1.5 million in 1Q20, and non-accrual performing TDR commercial business loans totaling $2.2 million each in 1Q21 and 4Q20, respectively;  $1.0 million each in 3Q20, 2Q20, 1Q20, respectively.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to swaps designated to protect against rising rates and borrowing carried at fair value under the fair value option. As the swaps get closer to maturity, the volatility in fair value adjustments will dissipate. In a declining interest rate environment, the movement in the curve exaggerates our mark-to-market loss position. In a rising interest rate environment or a steepening of the yield curve, the loss position would experience an improvement.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Base Net Interest Income FTE, Base Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Base Interest Income and Yield on Total Loans, Core Non-interest Income, Core Non-interest Expense and tangible book value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and non-interest items and provide an alternative view of the Company's performance over time and in comparison to the Company's competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company's capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders' equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars In thousands, except per share data)	2021	2020	2020	2020	2020

GAAP income (loss) before income taxes	$26,224	$3,878	$18,820	$24,080	$(1,596)

Day 1, Provision for Credit Losses - Empire transaction (Provision for credit losses)	—	1,818	—	—	—
Net (gain) loss from fair value adjustments (Non-interest income (loss))	(982)	4,129	2,225	(10,205)	5,993
Net loss on sale of securities (Non-interest income (loss))	—	610	—	54	37
Life insurance proceeds (Non-interest income (loss))	—	—	—	(659)	—
Net gain on disposition of assets (Non-interest income (loss))	(621)	—	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges (Interest and fees on loans)	(1,427)	(1,023)	(230)	365	2,073
Prepayment penalty on borrowings (Non-interest expense)	—	7,834	—	—	—
Net amortization of purchase accounting adjustments (Various)	(789)	80	—	—	—
Merger expense (Various)	973	5,349	422	194	929

Core income before taxes	23,378	22,675	21,237	13,829	7,436

Provision for income taxes for core income	6,405	4,891	5,069	3,532	1,936

Core net income	$16,973	$17,784	$16,168	$10,297	$5,500

GAAP diluted earnings (loss) per common share	$0.60	$0.11	$0.50	$0.63	$(0.05)

Day 1, Provision for Credit Losses - Empire transaction, net of tax	—	0.05	—	—	—
Net (gain) loss from fair value adjustments, net of tax	(0.02)	0.11	0.06	(0.27)	0.15
Net loss on sale of securities, net of tax	—	0.02	—	—	—
Life insurance proceeds	—	—	—	(0.02)	—
Net gain on disposition of assets, net of tax	(0.01)	—	—	—	—
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	(0.03)	(0.03)	(0.01)	0.01	0.05
Prepayment penalty on borrowings, net of tax	—	0.20	—	—	—
Net amortization of purchase accounting adjustments, net of tax	(0.02)	—	—	—	—
Merger expense, net of tax	0.02	0.14	0.01	0.01	0.02

Core diluted earnings per common share(1)	$0.54	$0.58	$0.56	$0.36	$0.19

Core net income, as calculated above	$16,973	$17,784	$16,168	$10,297	$5,500
Average assets	8,147,714	7,705,407	7,083,028	7,206,059	7,106,998
Average equity	619,647	609,463	576,512	557,414	576,597
Core return on average assets(2)	0.83%	0.92%	0.91%	0.57%	0.31%
Core return on average equity(2)	10.96%	11.67%	11.22%	7.39%	3.82%

(1) Core diluted earnings per common share may not foot due to rounding.

(2) Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars In thousands)	2021	2020	2020	2020	2020

GAAP Net interest income	$60,892	$55,732	$49,924	$48,717	$40,826
Net (gain) loss from fair value adjustments on qualifying hedges	(1,427)	(1,023)	(230)	365	2,073
Net amortization of purchase accounting adjustments	(922)	(11)	—	—	—
Core Net interest income	$58,543	$54,698	$49,694	$49,082	$42,899

GAAP Non-interest income (loss)	$6,311	$(1,181)	$1,351	$13,737	$(2,864)
Net (gain) loss from fair value adjustments	(982)	4,129	2,225	(10,205)	5,993
Net loss on sale of securities	—	610	—	54	37
Life insurance proceeds	—	—	—	(659)	—
Net gain on sale of assets	(621)	—	—	—	—
Core Non-interest income	$4,708	$3,558	$3,576	$2,927	$3,166

GAAP Non-interest expense	$38,159	$46,811	$29,985	$28,755	$32,380
Prepayment penalty on borrowings	—	(7,834)	—	—	—
Net amortization of purchase accounting adjustments	(133)	(91)	—	—	—
Merger expense	(973)	(5,349)	(422)	(194)	(929)
Core Non-interest expense	$37,053	$33,537	$29,563	$28,561	$31,451

GAAP:
Net interest income	$60,892	$55,732	$49,924	$48,717	$40,826
Non-interest income (loss)	6,311	(1,181)	1,351	13,737	(2,864)
Non-interest expense	(38,159)	(46,811)	(29,985)	(28,755)	(32,380)
Pre-provision pre-tax net revenue	$29,044	$7,740	$21,290	$33,699	$5,582

Core:
Net interest income	$58,543	$54,698	$49,694	$49,082	$42,899
Non-interest income	4,708	3,558	3,576	2,927	3,166
Non-interest expense	(37,053)	(33,537)	(29,563)	(28,561)	(31,451)
Pre-provision pre-tax net revenue	$26,198	$24,719	$23,707	$23,448	$14,614
Efficiency Ratio	58.6%	57.6%	55.4%	54.9%	68.2%

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE and BASE NET INTEREST INCOME and NET INTEREST MARGIN

(Unaudited)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars In thousands)	2021	2020	2020	2020	2020
GAAP net interest income	$60,892	$55,732	$49,924	$48,717	$40,826
Net (gain) loss from fair value adjustments on qualifying hedges	(1,427)	(1,023)	(230)	365	2,073
Net amortization of purchase accounting adjustments	(922)	(11)	—	—	—
Tax equivalent adjustment	111	114	117	135	142
Core net interest income FTE	$58,654	$54,812	$49,811	$49,217	$43,041
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(947)	(1,093)	(1,518)	(776)	(1,189)
Base net interest income FTE	$57,707	$53,719	$48,293	$48,441	$41,852

Total average interest-earning assets (1)	$7,676,833	$7,245,147	$6,675,896	$6,809,835	$6,719,857
Core net interest margin FTE	3.06%	3.03%	2.98%	2.89%	2.56%
Base net interest margin FTE	3.01%	2.97%	2.89%	2.85%	2.49%

GAAP interest income on total loans, net	$69,021	$66,120	$60,367	$60,557	$61,109
Net (gain) loss from fair value adjustments on qualifying hedges	(1,427)	(1,023)	(230)	365	2,073
Net amortization of purchase accounting adjustments	(728)	(356)	—	—	—
Core interest income on total loans, net	$66,866	$64,741	$60,137	$60,922	$63,182
Prepayment penalties received on loans, net of reversals and recoveries of interest from non-accrual loans	(947)	(1,093)	(1,443)	(776)	(1,189)
Base interest income on total loans, net	$65,919	$63,648	$58,694	$60,146	$61,993

Average total loans, net (1)	$6,711,446	$6,379,429	$5,904,051	$5,946,412	$5,794,866
Core yield on total loans	3.99%	4.06%	4.07%	4.10%	4.36%
Base yield on total loans	3.93%	3.99%	3.98%	4.05%	4.28%

(1) Excludes purchase accounting average balances for three months ended March 31, 2021, and December 31, 2020.

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540019

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2021	2020	2020	2020	2020
Total Equity	$639,201	$618,997	$586,406	$571,921	$549,683
Less:
Goodwill	(17,636)	(17,636)	(16,127)	(16,127)	(16,127)
Core deposit Intangibles	(3,013)	(3,172)	—	—	—
Intangible deferred tax liabilities	287	287	292	292	292
Tangible Stockholders' Common Equity	$618,839	$598,476	$570,571	$556,086	$533,848

Total Assets	$8,159,184	$7,976,394	$7,063,056	$7,162,659	$7,245,410
Less:
Goodwill	(17,636)	(17,636)	(16,127)	(16,127)	(16,127)
Core deposit Intangibles	(3,013)	(3,172)	—	—	—
Intangible deferred tax liabilities	287	287	292	292	292
Tangible Assets	$8,138,822	$7,955,873	$7,047,221	$7,146,824	$7,229,575

Tangible Stockholders' Common Equity to Tangible Assets	7.60%	7.52%	8.10%	7.78%	7.38%

Investor Contact: Susan K. Cullen, SEVP, Treasurer and CFO, 718-961-540020